CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other comprehensive loss:
Income tax expense (benefit) on translation adjustments on net investment hedge	$ 8.4	$ 19.2	$ 20.3
Income tax expense (benefit) on unrealized gain (loss) on investments	0.4	0.1	2.1
Income tax expense (benefit) on defined benefit pension plans and retiree health care plan	$ (5.8)	$ 7.8	$ (8.6)